Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

M&T Bank Corporation
One M&T Plaza
Buffalo, New York 14203

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by M&T Bank Corporation (the “Company,” as the engaging party), BofA Securities, Inc., Blaylock Van LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, M&T Securities, Inc. and Santander US Capital Markets LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in determining the accuracy of certain attributes for a sample of assets related to the issuance of asset backed notes by M&T Bank Auto Receivables Trust 2026-1 (the “Transaction”). M&T Bank Corporation (the “Responsible Party”) is responsible for the Transaction and the collateral assets which may be included in the Transaction.
In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.
Procedures and Findings
In connection with the Transaction, the Specified Parties agreed on a sample size of 150 auto loan receivables (the “Sample Loans”), which the Company instructed us to select randomly from a Data Tape (defined below) containing 25,141 auto loan receivables. As represented by the Company, 5 of the 150 samples selected will not be included in the final pool of auto loan receivables for the Transaction due to prepayments.
We make no representations as to the adequacy of the reduced sample size, nor do we draw any conclusions about the entire Data Tape, any additional auto loan receivables that may be added to the final pool of assets for the Transaction, or any other auto loan receivables in the Data Tape that may be excluded from the final pool of assets for the Transaction.
www.pwc.com/us	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 (646) 471 3000

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:
•
the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	the existence of the assets or collateral securing such assets;
•
the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	the value of collateral securing such assets; and
•	the compliance of the originator of the assets with federal, state, and local laws and regulations.
We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.
With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.
It should be understood that we make no representations as to:
•	the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	the reasonableness of any of the assumptions provided by the Responsible Party; and
Report of Independent Accountants on Applying Agreed Upon Procedures
M&T Bank Auto Receivables Trust 2026-1
May 6, 2026

•
the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of collateral based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.
The procedures performed and results thereof are described below.
I.	Data, Information and Documents
The Company provided the following data, information, and documents:
A.
An Excel file (the “Data Tape”) containing certain attributes for 25,141 auto loan receivables as of March 31, 2026 (the “Preliminary Cut-off Date”). The Company represents the Data Tape contains the preliminary proposed pool of collateral and are auto loan receivables originated or acquired by the Company through its partner channels (the “Group A” loans and the “Group B” loans, respectively).

B.
Read-only access to the Company’s servicing system, “Shaw” from April 15, 2026 to April 24, 2026, and instructions on how to access certain data within Shaw for the payment and balance history for each Sample Loan (the “Shaw Balance File”).

C.	An email summary of acceptable lienholder names for M&T Bank Corporation (the “Acceptable Lienholder Name”).
D.	The Company provided the following documents for each Sample Loan:
•
Retail installment sale contract (provided for Group A loans) with security interest clause and Truth-In-Lending disclosure statement; and promissory note and assignment/security agreement (provided for Group B loans) (the “Contract”).

•	Any correction notices to the information contained in the Contract and any modification agreement to the Contract, if any together with the Contract, the “Sample Loan File”).
•	Signed credit application (the “Credit Application”).
•
Any substitution of collateral agreement or transfer of equity agreement, and/or certificate of title, application for title, application for registration for motor vehicle, vehicle invoice report (i.e., bill of sale or VELV screen from Mainframe application), M&T lienholder statement, or a screen from the Company’s VINTEK system (the “VINTEK Statement”), or an e-title statement from the Company's DDI System (the “DDI Statement”), or a State Form (defined as 11 states that are termed as “not a title holding state”: Arizona, Kansas, Kentucky, Maryland, Michigan, Minnesota, Montana, New York, Oklahoma, South Dakota and Wisconsin. “Not a title holding state” means that the title is sent to the owner and the lien holder receives a notice of lien, or form RD-108 in the case of Michigan (as such, a “State Form”), (the “Certificate of Title”).

Report of Independent Accountants on Applying Agreed Upon Procedures
M&T Bank Auto Receivables Trust 2026-1
May 6, 2026

E.
Alternative support (the “Alternative Servicing System Address Support”) for Sample Loan #96 containing a screenshot from Company’s servicing system with borrower call details regarding a change in vehicle state.

F.
Alternative support (the “Alternative Call Center Address Support”) for Sample Loan #62 containing a screenshot from Company’s call center system with borrower call details regarding a change in vehicle state.

II.	Procedures Performed
We performed the following agreed-upon procedures on the Sample Loans. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to the performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.
For purposes of these procedures, if information on the Contract did not agree to the Data Tape, we compared such information on the Data Tape to the correction notices, contract modification agreements, or other documents for the Sample Loan, using the date of each document to apply such document in chronological order. We reported exceptions in Exhibit I.
1.
For each Sample Loan, we compared the following information from the respective field on the Data Tape to the corresponding information in the Sample Loan File applying the respective “Threshold and/or Special Instructions” described below and noting exceptions if differences are greater than the threshold:

Description	Data Tape field	Group A field	Group B field	Threshold and/or Special Instructions
VIN	VehicleVIN	VIN
Original Amount Financed	Origination Amount	Original Amount Financed	Principal Sum
Threshold: $10

For contracts that were originated in Indiana prior to December 5, 2022, Kentucky prior to February 6, 2023, or Ohio prior to March 6, 2023, the borrower disclosure paragraph was used to determine the Original Amount Financed

Original Term	Term	Number of payments
Report of Independent Accountants on Applying Agreed Upon Procedures
M&T Bank Auto Receivables Trust 2026-1
May 6, 2026

APR	CustomerInterestRate	APR	Rate
For contracts that were originated in Indiana prior to December 5, 2022, Kentucky prior to February 6, 2023, or Ohio prior to March 6, 2023, the borrower disclosure paragraph was used to determine the APR

New/ Used	New Used	New or Used	If the Model year is 10 years prior to the Preliminary Cut-off Date, then the vehicle was designated “Used” for the purposes of this procedure	‘N’ in the Data Tape is equivalent to “New” ‘U’ in the Data Tape is equivalent to “Used”
Billing Address State	State	State shown in the billing address		For Sample Loans #96 and #62, we compared ‘State’ to the Alternative Servicing System Address Support and Alternative Call Center Address Support, respectively.
Vehicle Year	Vehicle Year	Year	Year

For the New/Used attribute for Sample Loans #94, #100, and #103 the Data Tape indicated ‘U’ and the Sample Loan File indicated ‘N’. The Company represents that for loans that are originated in the year subsequent to the model year, after February month-end of the subsequent year, the Company records the loan as ‘U’. As instructed by the Company, we performed the following alternate procedure for these samples using the Sample Loan File:
•	We observed the model year of the vehicle.
•	We observed the date on which the credit application was approved was after February month-end of the subsequent year of the vehicle model year.
For each Sample Loan, we compared the current principal balance in the Shaw Balance File to the respective value in the Data Tape.
2.	For each Sample Loan, we observed:
Report of Independent Accountants on Applying Agreed Upon Procedures
M&T Bank Auto Receivables Trust 2026-1
May 6, 2026

•	A signed retail installment contract or signed promissory note. We make no comment as to the authenticity or validity of the signature.
•	A Truth-In-Lending disclosure statement.
•	A signed Credit Application. We make no comment as to the authenticity or validity of the signature.
•	A Certificate of Title and an “Acceptable Lienholder Name” listed as lienholder for Group A loans.
•	An assignment/security agreement and an “Acceptable Lienholder Name” listed as assignee for Group B loans.
As instructed by the Company, in instances where a VINTEK Statement is used for purposes of this procedure, the VINTEK Statement has the “Acceptable Lienholder Name” listed under “Organization Name”.
***
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the collateral assets for the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.
If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:
i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and
ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.
Report of Independent Accountants on Applying Agreed Upon Procedures
M&T Bank Auto Receivables Trust 2026-1
May 6, 2026

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).
The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 6, 2026

Report of Independent Accountants on Applying Agreed Upon Procedures
M&T Bank Auto Receivables Trust 2026-1
May 6, 2026

Exhibit I
No exceptions were identified.

Report of Independent Accountants on Applying Agreed Upon Procedures
M&T Bank Auto Receivables Trust 2026-1
May 6, 2026